[GRAPHIC OMITTED FOR GABELLI UTILITY TRUST LOGO]
                                            GABELLI UTILITY TRUST

SEMI-ANNUAL REPORT
JUNE 30, 2001

               [GRAPHIC OMITTED OF THE GABELLI UTILITY TRUST LOGO]
                                   THE GABELLI UTILITY TRUST

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income.
The Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Trust will invest in companies in telecommunications services or infra-structure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                           [GRAPHIC OMITTED OF MARIO J. GABELLI]
                                                               MARIO J. GABELLI

                                  [GRAPHIC OMITTED OF THE GABELLI UTILITY TRUST]
                                                      THE GABELLI UTILITY TRUST

[GRAPHIC OMITTED OF TRIANGLE CASH FLOW RESEARCH]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

TO OUR SHAREHOLDERS,

      The quarter just ended was tough for utility investors. In its quarterly mutual fund review published July 9, 2001, the Wall Street Journal listed the fifty worst performing mutual funds. Nine of the fifty listed were utility funds. (No, we weren't on the list).

      The political heat has probably peaked. Energy prices have plunged as the slower U.S. economy has depressed demand and as increased exploration and development have increased supplies. With the forward price curve for natural gas no longer backward-dated but now back in contango, gas injections into storage are surging and natural gas prices are falling rapidly. As this is written, spot natural gas prices are barely above the psychologically important $3.00 per mcf (thousand cubic feet) level. If natural gas falls below $3.00 for any appreciable length of time, exploration and development budgets will be slashed. Generating capacity is clearly moving from shortage into surplus in many parts of the country, and wholesale prices continue to decline.

      Because of regulatory lag, the utilities still have a rough six months or so where they are vulnerable to regulatory action. By next year, however, we should be back to a more benign "business as usual" environment where the utilities can get off of the front pages. On balance this is positive.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Utility Trust's (the "Trust") net asset value ("NAV") total return rose 3.06% after adjusting for the reinvestment of the $0.15 per share in distributions. The Standard & Poor's ("S&P") Utility Index and the Lipper Utility Fund Average declined 5.72% and 3.26%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Trust was up 17.34% for the trailing twelve-month period after adjusting for the reinvestment of the $1.00 per share in distributions. The S&P Utility Index rose 21.28% while the Lipper Utility Fund Average declined 3.30%, over the same twelve-month period. Since inception on July 9, 1999 through June 30, 2001, the Trust had a cumulative total return of 26.61%, including adjustments of $1.45 per share in distributions, which equates to an average annual total return of 12.65%.

      The Trust's shares of beneficial interest ended the second quarter at $8.90 per share on the New York Stock Exchange, a premium to the net asset value of 12.23% and a total return of 7.82% for the second quarter. The Trust's shares rose 26.59% for the trailing twelve-month period after adjusting for all distributions.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on incumbent local telecommunication companies, natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.

INVESTMENT RESULTS (a)


                     AVERAGE ANNUAL RETURNS - JUNE 30, 2001
                     --------------------------------------
                                NAV Average                  Average Annual
                             Annual Return (A)            Investment Return (C)
                             -----------------            ---------------------
   1 Year ...................     17.34%                       26.59%
   Life of Fund (b) .........     12.65%                       15.61%

(a) Life of Fund return based on initial net asset value of $7.50. Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on July 9, 1999.

(c) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions.

COMMENTARY

      In California, the war of words continued through the second quarter, and casualties were inflicted on all sides. The state of California's debt ratings came under pressure as the burden of state wholesale electricity purchases continues to mount. The state signed long term power supply contracts with the wholesale generators and immediately tried to renegotiate them. Wholesale generating companies continue to deny charges of price gouging but are clearly going to have to cough up some combination of refunds and discounts. The Bush administration adamantly opposed wholesale electricity price caps and then pushed the Federal Energy Regulatory Commission ("FERC") to impose them, which the FERC did. Price caps are apparently a bad idea whose time has come.

      Companies and industries that become political footballs are rarely rewarding investments, and utility stocks were among the worst performers in the second quarter. The broad equity market was up, and money was clearly moving out of traditionally defensive sectors into groups that were viewed as being oversold. The weakness that utility stocks would have encountered anyway from sector rotation was exacerbated, in our opinion, by the hot political rhetoric and the threat of regulatory clawbacks.

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions are likely to cause the consolidation activity seen over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. We are in the eye of the hurricane, and the winds are going to blow again once we have waited out the current lull.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AGL RESOURCES INC. (ATG - $23.75 - NYSE) is a regional energy holding company with principal operations in the natural gas distribution business. Headquartered in Atlanta, and serving three southeastern states, AGL Resources has 1.8 million customers. Its recent acquisition of Virginia Natural Gas closed ahead of schedule in just 5 months and is expected to extend the company's successful growth in the fast-growing southeastern region.

CINERGY CORP. (CIN - $34.95 - NYSE) serves more than 1.4 million electric customers and 478,000 gas customers in Indiana, Ohio and Kentucky. The company owns or operates 21,000 megawatts ("MW's") of generation strategically located in the most active trading "hub" in the U.S. The opportunity to create earnings growth through an Energy Merchant business may be significant, as Cinergy's electricity and gas trading volumes and profits doubled from the previous year.

DTE ENERGY CO. (DTE - $46.44 - NYSE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. DTE Energy's principal operating subsidiaries are Detroit Edison, an electric utility serving 2.1 million customers. The company recently completed the acquisition of MCN Energy, the gas distribution company serving much of southeastern Michigan. The company expects to exceed its initial estimate of cost savings. DTE is also one of the nation's largest purchasers, transporters and marketers of coal.

MAINE PUBLIC SERVICE CO. (MAP - $28.75 - ASE) transmits and distributes electricity to more than 35,000 retail customers in northern Maine. The company also supplies large commercial users in the production of agricultural and forest products. The electrical system has interconnections with New Brunswick, Canada, allowing support from the New Brunswick system and indirectly from the Hydro-Quebec system. Maine Public Service is the third and smallest investor-owned electric utility in Maine; the other two have been acquired by out-of-state utilities. MAP is a likely acquisition target.

SCANA CORP. (SCG - $28.40 - NYSE) is the parent company of South Carolina Electric & Gas. It generates and distributes electricity to more than 537,000 South Carolina households and businesses. It provides natural gas to nearly 1.1 million customers in North Carolina, South Carolina and Georgia. The company was able to monetize its telecommunications ventures this past spring through Deutsche Telekom's acquisition of VoiceStream Wireless and Powertel. SCANA is a small company surrounded by much larger utilities: Duke and Progress to the north, and Southern Company to the south. Either Progress or Southern would acquire SCANA in a heartbeat if management was willing to sell. Unfortunately, in our view, the company is determined to remain independent for the foreseeable future.

SEMCO ENERGY INC. (SEN - $15.00 - NYSE) is a diversified energy and infrastructure company distributing gas to over 367,000 customers in Michigan and Alaska. It also has businesses involved in gas engineering services including pipeline construction and natural gas storage in various regions throughout the United States. The company's propane division is one of the largest suppliers in the Upper Peninsula of Michigan.

SHAREHOLDER MEETING - MAY 14, 2001 -- FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 14, 2001 at the Greenwich Public Library in Greenwich, Connecticut. At that meeting, shareholders elected Mario J. Gabelli, Thomas E. Bratter, Felix J. Christiana and Vincent D. Enright as Directors of the Trust. A total of 8,387,377 votes, 8,380,684 votes, 8,372,640 votes and 8,366,339 votes were cast in favor of each Director and 63,980 votes, 70,672 votes, 78,717 votes and 85,018 votes were withheld for each Director, respectively.

      Anthony J. Colavita, James P. Conn, Frank J. Fahrenkopf, Jr., John D. Gabelli, Robert J. Morrissey, Karl Otto Pohl, Anthony R. Pustorino and Salvatore
J. Zizza continue to serve in their capacities as Directors of the Trust.

      We thank you for your participation and appreciate your continued support.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his association with The Gabelli Utility Trust. The Board of Directors and Officers of the Trust will greatly miss Mr. Christiana.

MONTHLY DISTRIBUTIONS

      The Gabelli Utility Trust has a $.05 per share monthly distribution policy in place. The Trust's monthly distribution has been increased by 20% to $.06 per share beginning in October 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                                 WHO                          WHEN
                                 ---                          ----
      Special Chats:             Mario J. Gabelli             First Monday of each month
                                 Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                                 AUGUST                        SEPTEMBER                    OCTOBER
                                 ------                        ---------                    -------
      1st Wednesday              Caesar Bryan                  Walter Walsh                 Ivan Arteaga
      2nd Wednesday              Ivan Arteaga                  Caesar Bryan                 Tim O'Brien
      3rd Wednesday              Linda Caulkin                 Hart Woodson                 Susan Byrne
      4th Wednesday              Tim O'Brien                   Barbara Marcin               Caesar Bryan
      5th Wednesday              Barbara Marcin                                             Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

                                 Sincerely,
                                 /S/ MARIO J. GABELLI
                                 MARIO J. GABELLI, CFA
                                 Portfolio Manager and Chief Investment Officer

August 8, 2001

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

                                                                       MARKET
     SHARES                                               COST          VALUE
     ------                                            -----------   -----------
              COMMON STOCKS -- 70.5%
              AGRICULTURE -- 0.1%
     10,600   Cadiz Inc.+ ..........................   $    95,339   $    97,626
                                                       -----------   -----------
              CABLE -- 0.1%
     10,000   NTL Inc.+ ............................       184,732       120,500
                                                       -----------   -----------
              COMMUNICATIONS EQUIPMENT -- 0.6%
     65,000   Furukawa Electric
                Co. Ltd. ...........................     1,062,811       518,580
                                                       -----------   -----------
              ENERGY AND UTILITIES: ELECTRIC-- 27.6%
     15,742   AES Corp.+ ...........................       697,838       677,693
     85,000   Bangor Hydro-Electric Co. ............     1,702,158     2,259,300
     35,000   Cinergy Corp. ........................     1,009,906     1,223,250
     10,000   Cleco Corp. ..........................       153,250       227,500
    115,000   Conectiv Inc. ........................     2,019,821     2,484,000
     35,000   DPL Inc. .............................       682,864     1,013,600
     16,219   DTE Energy Co. .......................       713,392       753,210
    170,000   El Paso Electric Co.+ ................     1,552,529     2,718,300
     20,000   GPU Inc. .............................       605,810       703,000
     52,200   Maine Public Service Co. .............       946,754     1,500,750
    250,000   Niagara Mohawk
                Holdings Inc.+ .....................     3,680,499     4,422,500
    120,000   Northeast Utilities ..................     2,501,764     2,490,000
      1,500   Orion Power Holdings Inc.+ ...........        28,106        35,715
     57,000   SCANA Corp. ..........................     1,455,381     1,618,800
     20,000   TECO Energy Inc. .....................       434,125       610,000
     25,000   UIL Holdings Corp. ...................     1,096,481     1,214,750
     20,000   Unisource Energy Corp. ...............       236,625       459,400
                                                       -----------   -----------
                                                        19,517,303    24,411,768
                                                       -----------   -----------
              ENERGY AND UTILITIES: INTEGRATED-- 18.0%
     13,000   Allete ...............................       222,463       292,500
     40,000   CH Energy Group Inc. .................     1,481,732     1,758,000
     52,000   DQE Inc. .............................     1,403,460     1,170,000
     15,000   Edison International .................       165,700       167,250
      7,000   Empire District Electric Co. .........       138,350       144,830
     18,000   Entergy Corp. ........................       505,492       691,020
     50,000   Florida Public Utilities Co. .........       792,675       868,000
     30,000   Madison Gas &
              Electric Co. .........................       621,679       834,000
     25,000   Montana Power Co. ....................       598,189       290,000
     52,000   NSTAR ................................     2,222,019     2,213,120
     18,000   PG&E Corp. ...........................       213,987       201,600
     40,000   Progress Energy Inc. .................        20,800        20,200
      5,000   Puget Energy Inc. ....................       117,520       131,000
    100,000   RGS Energy Group Inc. ................     2,704,202     3,750,000
      5,000   Sierra Pacific Resources+ ............        68,000        79,950
    140,000   Western Resources Inc. ...............     2,460,757     3,010,000
      7,000   WPS Resources Corp. ..................       204,319       246,750
                                                       -----------   -----------
                                                        13,941,344    15,868,220
                                                       -----------   -----------


                                                                       MARKET
     SHARES                                               COST          VALUE
     ------                                            -----------   -----------
              ENERGY AND UTILITIES: NATURAL GAS-- 10.4%
     37,000   AGL Resources Inc. ...................   $   678,225   $   878,750
      1,000   Chesapeake Utilities Corp. ...........        18,495        18,880
     34,000   Delta Natural Gas Co. Inc. ...........       570,349       666,400
      3,000   Dynegy Inc., Cl. A ...................        49,575       139,500
      7,000   National Fuel Gas Co. ................       356,897       363,930
     12,000   Nicor Inc. ...........................       434,475       467,760
     19,000   Peoples Energy Corp. .................       665,481       763,800
     23,000   Piedmont Natural
                Gas Co. Inc. .......................       687,398       816,960
    110,000   SEMCO Energy Inc. ....................     1,693,345     1,650,000
     16,433   Southern Union Co. ...................       281,096       335,233
    130,000   Southwest Gas Corp. ..................     3,288,133     3,078,400
                                                       -----------   -----------
                                                         8,723,469     9,179,613
                                                       -----------   -----------
              ENERGY AND UTILITIES: WATER -- 5.6%
      8,000   American States Water Co. ............       266,713       272,000
     11,000   Artesian Resources Corp.,
                Cl. A ..............................       257,250       296,780
     26,000   Birmingham Utilities Inc. ............       508,991       393,900
     20,520   California Water
                Service Group ......................       566,928       526,338
      5,000   Connecticut Water
                Service Inc. .......................       146,455       172,850
     21,200   Middlesex Water Co. ..................       615,486       721,012
     45,000   NiSource Inc.+ .......................        90,000       106,650
      4,100   Pennichuck Corp. .....................        99,335       128,330
     35,000   Philadelphia Suburban Corp. ..........       665,982       892,500
     15,500   SJW Corp. ............................     1,580,929     1,325,250
      5,000   Southwest Water Co. ..................        52,063        72,750
                                                       -----------   -----------
                                                         4,850,132     4,908,360
                                                       -----------   -----------
              ENVIRONMENTAL SERVICES -- 0.3%
     12,000   Catalytica Energy
                Systems Inc.+ ......................       193,205       260,400
                                                       -----------   -----------
              SATELLITE -- 0.6%
     25,000   General Motors Corp.,
                Cl. H+ .............................       650,411       506,250
                                                       -----------   -----------
              TELECOMMUNICATIONS -- 5.4%
      6,000   ALLTEL Corp. .........................       324,708       367,560
     12,000   AT&T Canada Inc., Cl. B+ .............       360,683       361,560
     30,000   BellSouth Corp. ......................     1,257,320     1,208,100
      2,000   British Telecommunications
                plc, ADR ...........................       155,765       129,300
      5,000   BroadWing Inc.+ ......................       104,505       122,250
     52,000   CenturyTel Inc. ......................     1,864,388     1,575,600
     20,000   Citizens Communications Co. ..........       234,436       240,600

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)

                                                                      MARKET
     SHARES                                               COST         VALUE
     ------                                            -----------  -----------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
      5,000   Commonwealth Telephone
                Enterprises Inc.+ ..................   $   162,505  $   211,250
     12,000   Conestoga Enterprises Inc. ...........       189,790      354,600
     10,000   Deutsche Telekom
                AG, ADR ............................       203,385      224,500
                                                       -----------  -----------
                                                         4,857,485    4,795,320
                                                       -----------  -----------
              TRANSPORTATION -- 1.1%
     15,000   Newport News
                Shipbuilding Inc.                          971,656      918,750
                                                       -----------  -----------
              WIRELESS COMMUNICATIONS -- 0.7%
     35,000   Nextel Communications
                Inc., Cl. A+ .......................       642,454      612,500
      2,000   Nextel Partners Inc., Cl. A+ .........        24,276       31,040
                                                       -----------  -----------
                                                           666,730      643,540
                                                       -----------  -----------
              TOTAL COMMON
                STOCKS .............................    55,714,617   62,228,927
                                                       -----------  -----------
              PREFERRED STOCKS -- 0.8%
              TELECOMMUNICATIONS -- 0.8%
     14,000   Citizens Communications Co.,
                5.00% Cv. Pfd. .....................       697,191      700,000
                                                       -----------  -----------
 PRINCIPAL
  AMOUNT
 ---------
              CORPORATE BONDS -- 2.3%
              ENVIRONMENTAL SERVICES -- 2.3%
 $2,050,000   Waste Management Inc.,
                Sub. Deb. Cv.
                4.00%, 02/01/02 ....................     2,026,502    2,032,063
                                                       -----------  -----------


  PRINCIPAL                                                            MARKET
    AMOUNT                                                COST         VALUE
  ---------                                            -----------  -----------
              U.S. GOVERNMENT OBLIGATIONS -- 22.5%
$20,000,000   U.S. Treasury Bills,
                3.57% to 3.71%++,
                due 07/19/01 to 09/20/01 ...........   $19,923,180  $19,923,218
                                                       -----------  -----------

              REPURCHASE AGREEMENT -- 3.9%
  3,455,000   Agreement with State Street
                Bank & Trust Co., 3.96%,
                dated 06/29/01,
                due 07/02/01, proceeds at
                maturity $3,456,140 (a) ............     3,455,000    3,455,000
                                                       -----------  -----------
 TOTAL INVESTMENTS -- 100.0%                           $81,816,490   88,339,208
                                                       ===========
 OTHER ASSETS AND LIABILITIES (NET)-- (0.0)% .....................      (26,602)
                                                                    -----------
 NET ASSETS -- 100.0%
   (11,133,129 shares outstanding) ...............................  $88,312,606
                                                                    ===========
 NET ASSET VALUE
   ($88,312,606 [DIVIDE] 11,133,129 shares outstanding) ..........        $7.93
                                                                          =====

---------------
              For Federal tax purposes:
              Aggregate cost .....................................  $81,816,490
                                                                    ===========
              Gross unrealized appreciation ......................  $ 8,982,557
              Gross unrealized depreciation ......................   (2,459,839)
                                                                    -----------
              Net unrealized appreciation ........................  $ 6,522,718
                                                                    ===========

---------------
  (a) Collateralized by U.S. Treasury Note, 7.25%, due 05/15/04, market value $3,527,513.
  +      Non-income producing security.
  ++     Represents annualized yield at date of purchase.
  ADR -  American Depositary Receipt.

                 See accompanying notes to financial statements.


                                TOP TEN HOLDINGS
                                  JUNE 30, 2001
                                  =============
Niagara Mohawk Holdings Inc.
RGS Energy Group Inc.
Southwest Gas Corp.
Western Resources Inc.
El Paso Electric Co.


Northeast Utilities
Conectiv Inc.
Bangor Hydro-Electric Co.
NSTAR
Waste Management Inc.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2001 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $81,816,490) .................     $ 88,339,208
   Cash .....................................................              733
   Dividends and interest receivable ........................          278,220
   Other assets .............................................            4,005
                                                                  ------------
   TOTAL ASSETS .............................................       88,622,166
                                                                  ------------
LIABILITIES:
   Dividends payable ........................................           86,995
   Payable for investment advisory fees .....................           72,209
   Other accrued expenses ...................................          150,356
                                                                  ------------
   TOTAL LIABILITIES ........................................          309,560
                                                                  ------------
   NET ASSETS applicable to 11,133,129
       shares outstanding ...................................     $ 88,312,606
                                                                  ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ..............     $     11,133
   Additional paid-in capital ...............................       76,107,792
   Accumulated net realized gain on investments .............        5,670,991
   Net unrealized appreciation on investments ...............        6,522,690
                                                                  ------------
   TOTAL NET ASSETS .........................................     $ 88,312,606
                                                                  ============
   NET ASSET VALUE
      ($88,312,606 [DIVIDE] 11,133,129 shares
      outstanding; unlimited number of shares
      authorized of $0.001 par value) .......................            $7.93
                                                                         =====


                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
   Dividends ................................................     $  1,073,826
   Interest .................................................          545,335
                                                                  ------------
   TOTAL INVESTMENT INCOME ..................................        1,619,161
                                                                  ------------
EXPENSES:
   Investment advisory fees .................................          430,864
   Shareholder communications expenses ......................          126,666
   Shareholder services fees ................................          121,002
   Directors' fees ..........................................           25,539
   Legal and audit fees .....................................           20,734
   Custodian fees ...........................................           16,104
   Miscellaneous expenses ...................................           45,100
                                                                  ------------
   TOTAL EXPENSES ...........................................          786,009
                                                                  ------------
   LESS: CUSTODIAN FEE CREDIT ...............................           (1,262)
                                                                  ------------
   NET EXPENSES .............................................          784,747
                                                                  ------------
   NET INVESTMENT INCOME ....................................          834,414
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments .........................        2,434,044
   Net change in unrealized appreciation/
      depreciation on investments ...........................       (3,039,092)
                                                                  ------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS ........................................         (605,048)
                                                                  ------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................     $    229,366
                                                                  ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED
                                                                             JUNE 30, 2001           YEAR ENDED
                                                                              (UNAUDITED)         DECEMBER 31, 2000
                                                                           ----------------       -----------------
OPERATIONS:
Net investment income ....................................................... $  834,414            $1,619,740
   Net realized gain on investments .........................................  2,434,044             8,062,841
   Net change in unrealized appreciation/depreciation on investments ........ (3,039,092)            7,802,312
                                                                              ----------            ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................    229,366             17,484,893
                                                                              ----------            ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................................................... (1,837,796)             (616,358)
   Net realized gain on investments ......................................... (1,503,620)           (10,360,503)
                                                                              ----------            ----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................................... (3,341,416)           (10,976,861)
                                                                              ----------            ----------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from Utility Trust share transactions .........    755,462               831,592
                                                                              ----------            ----------
   NET INCREASE (DECREASE) IN NET ASSETS .................................... (2,356,588)            7,339,624
NET ASSETS:
   Beginning of period ...................................................... 90,669,194             83,329,570
                                                                              ----------            ----------
   End of period (Including undistributed net investment income of
      $0 and $1,003,382, respectively) ...................................... $88,312,606           $90,669,194
                                                                              ==========            ==========

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Utility Trust ("Utility Trust") is a closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Utility Trust does not own. The proceeds received for short sales are recorded as liabilities and the Utility Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Utility Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Utility Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Utility Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Utility Trust, timing differences and differing characterization of distributions made by the Utility Trust.

      PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance  with the  Advisory  Agreement,  the  Adviser  provides a  continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

      During the six months ended June 30, 2001, Gabelli & Company, Inc. and its affiliates received $38,726 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2001 aggregated $17,470,488 and $21,189,833, respectively.

5. CAPITAL. The Board of Directors of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2001, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

      Transactions in shares of beneficial interest were as follows:

                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                   JUNE 30, 2001                  DECEMBER 31, 2000
                                               ---------------------            ---------------------
                                               Shares        Amount              Shares        Amount
                                               ------       --------            -------      ---------
Shares issued upon reinvestment
  of dividends and distributions ............  93,710       $755,462            103,573      $ 831,592
                                               ------       --------            -------      ---------
Net increase ................................  93,710       $755,462            103,573      $ 831,592
                                               ======       ========            =======      =========

6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UTILITY TRUST SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                       SIX MONTHS ENDED     YEAR ENDED      PERIOD ENDED
                                                                         JUNE 30, 2001     DECEMBER 31,     DECEMBER 31,
                                                                          (UNAUDITED)          2000           1999 (A)
                                                                       ----------------    ------------     ------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..................................  $  8.21           $  7.62         $  7.50
                                                                            -------           -------         -------
   Net investment income .................................................     0.21              0.15            0.08
   Net realized and unrealized gain (loss) on investments ................    (0.19)             1.44            0.19
                                                                            -------           -------         -------
   Total from investment operations ......................................     0.02              1.59            0.27
                                                                            -------           -------         -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................................................    (0.17)            (0.06)          (0.08)
   Net realized gain on investments ......................................    (0.13)            (0.94)          (0.03)
   In excess of net realized gain on investments .........................       --                --           (0.04)
                                                                            -------           -------         -------
   Total distributions ...................................................    (0.30)            (1.00)          (0.15)
                                                                            -------           -------         -------
   NET ASSET VALUE, END OF PERIOD ........................................  $  7.93           $  8.21         $  7.62
                                                                            =======           =======         =======
   Net asset value total return+ .........................................     0.14%            22.01%           3.62%
                                                                            =======           =======         =======
   Market value, end of period ...........................................  $  8.90           $  8.75         $  7.63
                                                                            =======           =======         =======
   Total investment return++ .............................................     5.46%            29.95%           3.70%
                                                                            =======           =======         =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..................................  $88,313           $90,669         $83,330
   Ratio of net investment income to average net assets ..................     1.94%(b)          1.88%           2.27%(b)(c)
   Ratio of operating expenses to average net assets (d) .................     1.82%(b)          1.95%           1.85%(b)(c)
   Portfolio turnover rate ...............................................       26%               92%             37%

--------------------------
 + Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.

(a) The Gabelli Utility Trust commenced investment operations on July 9, 1999.
(b) Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's sub-administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the six months ended June 30, 2001 and the year ended December 31, 2000, the expense ratios would be 1.82% and 1.93%, respectively.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                             DIRECTORS AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW,
MORRISSEY, HAWKINS &LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.





OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY


INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING
                                          COMMON
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     11,133,129

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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For general information about the Gabelli Funds, call 1-800-GABELLI
(1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
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


THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM


SEMI-ANNUAL REPORT
JUNE 30, 2001

                                                                     GBFUF 06/01